THE ADVISORS' INNER CIRCLE FUND

    STERLING CAPITAL BALANCED FUND AND STERLING CAPITAL SMALL CAP VALUE FUND

                         SUPPLEMENT DATED JUNE 23, 2005
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

At a Special Meeting of Shareholders held on June 15, 2005, shareholders of the Sterling Capital Balanced Portfolio and Sterling Capital Small Cap Value Fund (the "Funds") were asked to approve a new investment advisory agreement between the Advisors' Inner Circle Fund, on behalf of the Funds, and Sterling Capital Management, LLC (the "Adviser") due to a change in ownership of the Adviser.

The Special Meeting of Shareholders of the Funds has been adjourned until June 29, 2005.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.